MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-Jul-97
Reporting Month:  June

         Class
         Interest   Beginning       Interest      Interest       Principal     Total         Applied Ending
Class    Rate       Balance         Accrual       Payment        Payment       Distribution  Losses  Balance
Class A1  6.187500% $277,719,378.57 $1,431,990.55 $1,431,990.55  $6,902,202.40 $8,334,192.95 $0.00   $270,817,176.17
Class A2 15.000000%  $75,912,000.00   $948,900.00   $948,900.00          $0.00   $948,900.00 $0.00    $75,912,000.00
Class A3  6.200000%  $21,774,401.23   $112,501.07   $112,501.07    $554,122.95   $666,624.02 $0.00    $21,220,278.28
Class A4  6.600000%   $6,000,000.00    $33,000.00    $33,000.00          $0.00    $33,000.00 $0.00     $6,000,000.00

                    $381,405,779.80 $2,526,391.62 $2,526,391.62  $7,456,325.35 $9,982,716.97 $0.00 $373,949,454.45

Class               CUSIP               Priority  Principal Type   Interest Type
Class A1            589962AP4           Senior    Sequential       Floater
Class A2            589962AQ2           Senior    Sequential       Floater
Class A3            589962AR0           Senior    Sequential       Fixed
Class A4            589962AS8           Senior    Sequential       Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     28-Jul-97
Reporting Month:  June


                                                             Interest     Interest      Principal
          Original       Original  Integral     Record       Accrual      Payment       Payment        Ending          Remaining
Class     Balance        Pct Pool  Denomination Date         Factor       Factor        Factor         Balance         Principal
Class A1 $473,800,000.00 79.58%    $1,000.00    30-Jun-97     3.02235236   3.02235236   14.56775517    $270,817,176.17 0.57158543
Class A2  $75,912,000.00 12.75%    $1,000.00    30-Jun-97    12.50000000  12.50000000    0.00000000     $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%    $1,000.00    30-Jun-97     4.29393397   4.29393397   21.14973092     $21,220,278.28 0.80993429
Class A4   $6,000,000.00  1.01%    $1,000.00    30-Jun-97     5.50000000   5.50000000    0.00000000      $6,000,000.00 1.00000000

         $581,912,000.00                                                                               $373,949,454.45

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-Jul-97
Report Date:    June

Collateral Proceeds Account


Beginning Balance                                       $0.00

Deposits                                                            Withdrawals

Interest Net of Servicing Fee                   $2,687,402.19       Interest Payments               $2,526,391.62
Principal                                        7,456,325.35       Principal Payments              $7,456,325.35
Deposits From Reserve Fund                              $0.00       Surplus                           $145,429.34
Other Deposits                                          $0.00       MBIA Fee                           $15,581.23
                                                                    Discount Principal Reserve              $0.00

Total Deposit                                  $10,143,727.54       Total Withdrawals              $10,143,727.54

                                                                    Ending Balance                          $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         28-Jul-97
Reporting Month       June

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 3.40% $13,442,059.45 $0.00       $94,835.36 $387,296,678.54 3.47% $13,442,059.45


Class                      Total  Distribution
Surplus                    $145,429.34

Delinquency Statistics
                                     Current               % of
                        # of Loans  Balance                Current Balance
30+ Days                12          $2,468,000             0.63%
60+ Days                12          $1,806,000             0.46%
90+ Days                 9          $1,338,000             0.34%
Foreclosure              6          $1,124,000             0.29%
REO                     11          $2,821,000             0.72%

Totals                  50          $9,557,000             2.45%


Advances on Delinquencies                                       $74,746.58
Non-Recoverable Advances on Delinquencies                            $0.00